UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 12, 2016

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In light of recent reports on the World Trade Organization (“WTO”) Appellate Body’s September 7, 2016 decision in United States - Anti-dumping and Countervailing Measures on Large Residential Washers from Korea, Whirlpool Corporation (the “Company”) provides the following clarification and context.

The WTO decision addressed technical aspects of how the United States calculates anti-subsidy and antidumping duties in trade cases. In the decision, the WTO disapproved of the use of one of several ways to remedy dumping, and asked the United States to further explain and justify its subsidy calculation methodology. Following this decision, all U.S. trade measures currently in place against washers imported by Samsung and LG remain in full effect.

Furthermore, the current trade case, filed in 2015 against washers produced by Samsung and LG in China, does not allege subsidies or require use of the challenged methodology and as such is not impacted by this ruling.

If the United States decides to make technical modifications to its original determinations covering washers from Korea, we expect this would not happen until 2018. All duties currently in place would remain until such time as this occurred.

The information included in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein relating to the WTO decision and U.S. trade measures constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this press release. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance and will not necessarily be accurate indications of whether or not, or the times at or by which, events will occur. Actual events may differ materially from that expressed or implied in such statements. Although the forward-looking statements contained herein are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual events will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this press release and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

September 12, 2016	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Corporate Secretary and Group Counsel